UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 16, 2023

THE BOEING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

929 Long Bridge Drive, Arlington, VA	22202
(Address of principal executive offices)	(Zip Code)

(703) 414-6338
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2023, the independent members of the Board of Directors (the “Board”) of The Boeing Company (the “Company”) unanimously approved a grant of 25,000 restricted stock units (the “Award”) to David Calhoun, the Company’s President and Chief Executive Officer. The Award reflects the Board’s recognition of and continued confidence in Mr. Calhoun’s strong leadership, and is designed to help retain Mr. Calhoun as he continues to lead the work to position the Company for the future as set forth in the Company’s Investor Conference on November 2, 2022. The number of shares included in the Award was set by the Board to match in size the number of shares purchased by Mr. Calhoun on the open market during the fourth quarter of 2022 and to further align Mr. Calhoun’s long-term interests with those of the Company’s other shareholders. Information on Mr. Calhoun’s 2022 compensation will be disclosed in the Company’s 2023 Proxy Statement, which the Company expects to file next month.

The Award was made pursuant to the Company’s 2003 Incentive Stock Plan, as amended and restated, and is designed to vest in two equal installments on each of the first and second anniversaries of the grant date, subject to Mr. Calhoun’s continued employment by the Company. In the event Mr. Calhoun voluntarily leaves the Company for any reason (including retirement) prior to either vesting date, any unvested shares will be forfeited in their entirety. Under the terms of the Award, any vested shares would be distributed to Mr. Calhoun upon the later of the fourth anniversary of the grant date or his separation from the Company. The Award, including any additional vesting conditions, is subject to the U.S. Notice of Terms of Special Restricted Stock Units - CEO, which is filed as Exhibit 10.1 and is incorporated herein by reference.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	U.S. Notice of Terms of Special Restricted Stock Units - CEO

104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ John C. Demers
John C. Demers
Vice President, Assistant General Counsel and Corporate Secretary

Dated: February 17, 2023